UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008

Thomas Weisel Partners Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	No. 000-51730	No. 20-3550472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Montgomery Street San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (415) 364-2500

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

(b) On March 5, 2008, Registrant announced that David A. Baylor, who currently serves as Registrant’s Chief Financial Officer and Chief Operating Officer, has given notice of his intention to resign his position to pursue other opportunities. Mr. Baylor will remain as Chief Financial Officer through a transition period that will include the completion of Registrant’s financial statements and the filing of its Annual Report on Form 10-K for the year ended December 31, 2007.

(c) On March 5, 2008, Registrant announced that Lionel F. Conacher, who currently serves as Registrant’s President, is also assuming the role of Chief Operating Officer. Information regarding Mr. Conacher is incorporated by reference from Item 5.02(c) of the Registrant’s Current Report on Form 8-K which was filed with the SEC on January 2, 2008.

A copy of the Registrant’s press release relating to these matters is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press release of the Registrant dated March 5, 2008.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the attached Exhibit 99.1 may contain forward-looking statements, which are subject to risks, uncertainties and assumptions about us. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “optimistic”, “potential”, “future” or “continue”, the negative of these terms and other comparable terminology. These statements are only predictions based on our current expectations about future events. There are important factors that could cause actual results, level of activity, performance or achievements or other events or circumstances to differ materially from the results, level of activity, performance or achievements expressed or implied by these forward-looking statements. These factors include, but are not limited to, Thomas Weisel Partners’ ability to implement its strategic initiatives and achieve the expected benefits of the acquisition of Westwind Partners, integrate Westwind Partners’ operations and retain its professionals, as well as competitive, economic, political, and market conditions and fluctuations, government and industry regulation, other risks relating to the acquisition, including the effect of the completion of the transaction on the companies’ business relationships, operating results and business generally and other factors. Some of the other factors are those that are discussed in (i) the Proxy Statement relating to the Westwind Partners acquisition, (ii) Item 1A - “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006 and (iii) in our Quarterly Reports on Form 10-Q filed with the SEC thereafter. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements to conform them to actual results or revised expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Weisel Partners Group, Inc.

Date: March 5, 2008	By:	/s/ Mark P. Fisher
Name: Mark P. Fisher
Title: General Counsel

EXHIBIT INDEX

99.1     Press release of Thomas Weisel Partners Group, Inc. dated March 5, 2008.